UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

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Better Home & Finance Holding Company

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Your Vote Counts! BETTER HOME & FINANCE HOLDING COMPANY 2026 Annual Meeting Vote by June 9, 2026 11:59 PM ET BETTER HOME & FINANCE HOLDING COMPANY 1 WORLD TRADE CENTER 285 FULTON STREET, 80TH FLOOR, SUITE A NEW YORK, NY 1000 V95492-P47261 You invested in BETTER HOME & FINANCE HOLDING COMPANY and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 10, 2026. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 27, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* June 10, 2026 12:00 p.m., Eastern Time Virtually at: www.virtualshareholdermeeting.com/BETR2026 *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V95493-P47261 THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends 1. Election of Directors Nominees: 1a. Harit Talwar For 1b. Vishal Garg For 1c. David Barse For 1d. Michael Farello For 1e. Hugh R. Frater For 1f. Arnaud Massenet For 1g. Bhaskar Menon For 1h. Prabhu Narasimhan For 2. Ratification of the appointment of BDO USA, P.C. as the Company’s independent registered public accounting firm for the year ending December 31, 2026. For NOTE: Stockholders will also transact such other business as may properly come before the meeting or any continuation, postponement or adjournment thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.